UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 28, 2026

(Commission File Number)	(Exact Name of Registrants as Specified in Their Charters)	(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.	73-1481638

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the commencement of an equity offering program under which shares (the “Shares”) of the common stock of OGE Energy Corp. (NYSE: OGE) (the “Company”) having an aggregate sales price of up to $750,000,000 may be offered and sold from time to time (the “Offering”), the Company filed today with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated October 28, 2026 (the “Prospectus Supplement”). The Shares may be offered and sold in amounts and at times to be determined by the Company from time to time, but the Company has no obligation to offer and sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock and determinations by the Company of the appropriate sources of funding for the Company.

The Offering will occur pursuant to an equity distribution agreement (“Agreement”) entered into among (A) the Company, (B) Barclays Bank PLC, Bank of Montreal, The Bank of New York Mellon, Bank of America, N.A., JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each in its capacity as forward purchaser under any Confirmation (as defined therein) (each, a “Forward Purchaser” and, together, the “Forward Purchasers”), (C) Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., BTIG, LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Shares (as defined therein) (each, an “Agent” and, together, the “Agents”), and (D) Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC (acting through BTIG, LLC as agent), BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each in its capacity as agent for the related Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares (as defined therein) thereunder (each, a “Forward Seller” and, together, the “Forward Sellers”). The Agents and the Forward Sellers will be entitled to compensation as provided under the terms of the Agreement.

In connection with each particular forward sale transaction, the relevant Forward Purchaser or its affiliate will, at the Company’s request, borrow from third parties and, through the relevant Forward Seller, sell a number of the Shares equal to the number of Shares underlying the particular forward sale transaction.

The Company will not initially receive any proceeds from the sale of borrowed shares by a Forward Seller. The Company expects to physically settle each particular forward sale transaction with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company expects to receive per share cash proceeds at settlement equal to the forward sale price under the relevant forward sale agreement. However, the Company may elect to cash settle or net share settle a particular forward sale transaction, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares (in the case of net share settlement) to the relevant Forward Purchaser.

Sales of the Shares, if any, under the Agreement may be made in privately negotiated transactions, including block trades, or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including by ordinary brokers’ transactions through the facilities of the NYSE, to or through a market maker or directly on or through an electronic communications network, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, through forward purchases, or as otherwise agreed with the Agents and the forward sellers (and any related forward purchasers), in any manner permitted by applicable law. No Agent or forward seller is required to sell any specific number or dollar amount of common stock but, as instructed by us, will make all sales using commercially reasonable efforts, consistent with its normal trading and sales practices, subject to the terms and conditions of the Agreement, the related forward sale agreement and other mutually agreed terms. The Company may at any time suspend solicitation and offers under the Agreement or terminate the Agreement.

The Shares will be offered pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-279061) and the Prospectus Supplement filed with the SEC on October 28, 2026. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

In the ordinary course of their respective businesses, the Agents, the Forward Purchasers and the Forward Sellers and/or their affiliates have in the past and may in the future provide the Company and its affiliates with financial advisory and other services for which they have and in the future will receive customary fees. For example, affiliates of certain of the Agents are lenders under the Company’s credit facilities. In connection with their participation in the Company’s credit facilities, such affiliates of such Agents receive customary fees, and to the extent that the Company uses any of the net proceeds from the offering of the Shares to repay future borrowings outstanding under the Company’s credit facilities, such affiliates of such Agents will receive their proportionate share of any amount of the Company’s credit facilities that is repaid with the net proceeds from the offering of the Shares.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement, including the form of Confirmation, which is attached hereto as Exhibit 1.01 and incorporated by reference herein.

This Current Report on Form 8-K is being filed to file certain documents in connection with the Offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.01	Equity Distribution Agreement, dated October 28, 2026, between the Company and Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., BTIG, LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, acting in their capacities as sales agents (each, an “Agent” and, collectively, the “Agents”), and Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., BNY Mellon Capital Markets, LLC (acting through BTIG, LLC as agent), J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, acting in their capacities as agents for the respective Forward Purchasers as forward sellers (each, a “Forward Seller” and, collectively, the “Forward Sellers”) for Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., The Bank of New York Mellon, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, respectively (each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”) (including the form of Confirmation).

5.01	Opinion of GableGotwals as to the legality of the Shares.

23.01	Consent of GableGotwals (included in Exhibit 5.01).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

October 28, 2026